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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): January 14, 2002



                               First Capital, Inc.
                      ------------------------------------
               (Exact name of registrant as specified in charter)



        Indiana                         0-25023                 35-2056949
---------------------------           ------------          ------------------
(State or other jurisdiction        (Commission File        (I.R.S. Employer
     of incorporation)              Number)                 Identification No.)



220 Federal Drive N.W., Corydon, Indiana                            47112
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:  (812) 738-2198
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



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Item 5.     Other Events
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      On January 14, 2002, Registrant issued a press release announcing that the
Registrant's annual meeting of stockholders will be held on April 24, 2002.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
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      Exhibit 99.1     Registrant's Press Release dated January 14, 2002.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    FIRST CAPITAL, INC.




Date: January 14, 2002              By: /s/ William W. Harrod
                                        ---------------------------------
                                        William W. Harrod
                                        President and Chief
                                         Executive Officer